Exhibit 10.32

EXECUTION VERSION

AMENDMENT NUMBER EIGHTEEN

to the

MASTER REPURCHASE AGREEMENT

Dated as of May 17, 2013,

between

VELOCITY COMMERCIAL CAPITAL, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER EIGHTEEN (this “Amendment Number Eighteen”) is made this 19th day of December, 2018, between VELOCITY COMMERCIAL CAPITAL, LLC (“Seller”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of May 17, 2013, between Seller and Buyer, as such agreement may be amended from time to time (as amended, the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller has requested that Buyer agree to amend the Agreement, and the Buyer has agreed, subject to the terms and conditions set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of December 19, 2018 (the “Amendment Effective Date”), the Agreement is hereby amended as follows:

(a) Section 2 of the Agreement is hereby amended by deleting the definition “Change of Control” in its entirety and replacing it with the following:

“Change of Control” shall mean the occurrence of any of the following: (a) the consummation of any transaction (including, without limitation, any merger or consolidation), the result of which is that any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act, as amended) other than one or more Permitted Holders becomes the “beneficial owner”, directly or indirectly, of more than, at any time prior to an IPO, 30%, and at any time from an after an IPO, 50%, of the voting stock of the Parent, measured by voting power rather than number of shares; provided that no direct or indirect holding company of the Parent that has no material assets or operations other than owning the capital stock of Seller or a Parent Entity will itself be considered a “person” or “group” for purposes of this clause (a); provided, further, that for the purpose of this clause (a) a “person” or “group” shall not be deemed to have beneficial ownership of securities subject to a securities purchase agreement, merger agreement or similar agreement until the consummation of the transactions contemplated by such agreement or (b) Parent ceases to directly or indirectly own and control, of record and beneficially, 100% of the Equity Interests of Seller.

(b) Section 2 of the Agreement is hereby amended by adding the following definitions of “Board of Directors,” “IPO,” “Parent,” “Parent Entity,” “Permitted Holder,” “Sponsors” and “Voting Stock” in their entirety, in the appropriate alphabetical order:

“Board of Directors” means, with respect to any Person, the board of managers, board of directors or comparable governing body of such Person (it being understood that, for example, in the case of a Person constituted as a sole-member-managed limited liability company or as a limited partnership with a sole general partner, the “comparable governing body of such Person” refers to the board of managers, board of directors or comparable governing body of the sole member or sole general partner, respectively.

“IPO” shall mean the issuance by Parent (or any Parent Entity of Parent) of its common Capital Stock in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act of 1933 (whether alone or in connection with a secondary public offering).

“Parent” means Velocity Financial LLC, a Delaware limited liability company, and its successors.

“Parent Entity” means any direct or indirect parent of Parent that is a holding company with no material assets or operations other than holding (either directly or indirectly through one or more other Parent Entities) Capital Stock of Parent (excluding, for avoidance of doubt, any investment vehicle of any Sponsor).

“Permitted Holder” means (i) each of the Parent, the Sponsors, and members of management and other employees of the Parent (or any Parent Entity) or any of its Subsidiaries and any group (within the meaning of Section 13(d)(3) of the Securities Exchange Act, as amended, or any successor provision) of which any of the foregoing are members; provided that, in the case of such group and without giving effect to the existence of such group or any other group, the Sponsors and members of management and other employees, collectively, have beneficial ownership of more than 50% of the total voting power of the Voting Stock of the Parent or any Parent Entity and (ii) any Parent Entity (including a Parent Entity formed in connection with an initial public offering of the Parent) that is formed not in connection with, or in contemplation of, a transaction that (but for the application to such Person of this clause (ii)) would constitute a Change of Control.

“Sponsors” means, collectively, Snow Phipps Group LLC, Pacific Investment Management Company LLC and each of their respective Affiliates and any investment vehicle managed, advised or controlled by the foregoing or their respective Affiliates.

“Voting Stock” means, with respect to any Person, the Capital Stock of such Person of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of members of the Board of Directors (or Persons performing similar functions) of such Person.

SECTION 2. Fees and Expenses. Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Eighteen (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 3. Representations. Seller hereby represents to Buyer that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 4. Binding Effect; Governing Law. This Amendment Number Eighteen shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER EIGHTEEN SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5. Counterparts. This Amendment Number Eighteen may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Eighteen need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Eighteen to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

VELOCITY COMMERCIAL CAPITAL, LLC (Seller)

By:

Name:
Title:

CITIBANK, N.A. (Buyer)

By:	/s/ Susan Mills

Name:	Susan Mills
Title:	Vice President Citibank, N.A.

Amendment Eighteen to MRA

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Eighteen to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

VELOCITY COMMERCIAL CAPITAL, LLC (Seller)

By:	/s/ Jeff Taylor

Name:	Jeff Taylor
Title:	Executive Vice President

CITIBANK, N.A. (Buyer)

By:

Name:
Title:

Amendment Eighteen to MRA